EXHIBIT 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED TRADEMARK ASSIGNMENT AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Trademark Assignment and Security Agreement (the “Agreement”) dated as of the 31st day of October, 2013, by and between:

CONSILIUM CORPORATE RECOVERY MASTER FUND, LLC, organized and existing under the laws of the Cayman Islands (the “Secured Party”); and

PANACHE BEVERAGE, INC., a Delaware corporation f/k/a PANACHE BEVERAGE INC., a Florida corporation (“Debtor”); and PANACHE LLC, a New York limited liability company, ALCHEMY INTERNATIONAL LLC, a New York limited liability company, and ALIBI NYC, LLC, a New York limited liability company (hereinafter the “Guarantors”).

W I T N E S S E T H:

WHEREAS, Secured Party and Panache Beverage, Inc., a Florida corporation (the “Debtor”) entered into a Loan Agreement dated as of December 21, 2012, providing for a loan (the “$2,100,000 Loan”) in the sum of TWO MILLION ONE HUNDRED THOUSAND DOLLARS ($2,100,000.00), the Loan has been guaranteed by the Guarantors pursuant to a Limited Guaranty and the documents, instruments, and agreements ancillary thereto. Additionally, Secured Party and the Debtor have consummated a loan for $4,000,000, (the “$4,000,000 Loan”) the Loan is also deemed guaranteed by the Guarantors by evidence of their signature hereto as well as secured by other documents, instruments and agreements ancillary thereto. The $2,100,000 Loan and the $4,000,000 Loan are collectively hereinafter the “Loans”. As security for the loans the parties executed an Amended and Restated Trademark Assignment and Security Agreement dated as of May 9th, 2013 (the “Security Agreement” ) as well as other loan documents (collectively the “ Loan Documents”)

WHEREAS, Panache Beverage Inc., a Florida corporation has merged into Panache Beverage Inc., a Delaware corporation and the parties acknowledge that he successor Panache Beverage Inc., a Delaware corporation is the Borrower under the aforesaid Loans and the trademarks (as defined below) are pledged as security for the same.

NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

ARTICLE I

1.           Recitals. The foregoing recitals are true and correct and it is agreed and understood that Panache Beverage Inc, A Delaware Corporation is constituted as the Borrower under the Loans and Loan Documents securing the same including without limitation this Security Agreement. The Guarantors join in and reconfirm that their guarantees are in full force and effect

2.           Exhibit “A”. Exhibit “A” is amended to add two new Trademarks which are pledged to Lender by Panache LLC and are described on Exhibit “A”, which also identifies the prior Trademark pledges.

3.           Incorporation By Reference. All other terms and conditions of the Amended and Restated Trademark Assignment and Security Agreement are incorporated by reference.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF Secured Party and Guarantors execute this Agreement, in the City of _________,_________ , this 31st day of October, 2013.

SECURED PARTY: CONSILIUM RECOVERY MASTER FUND, LLC a Florida limited liability company, organized under the laws of the Cayman Islands

By:	/S/ CHARLES T. CASSEL, III
Charles T. Cassel, III, Authorized Person

DEBTOR: PANACHE BEVERAGE, INC., a Delaware corporation f/k/a PANACHE BEEVRAGE, INC., a Florida corporation

By:	/S/ JAMES DALE
James Dale, President

GUARANTORS: PANACHE LLC, a New York limited liability company

	By:	/S/ JAMES DALE
	Name:	James Dale
	Title:	Manager

ALCHEMY INTERNATIONAL LLC, a New York limited liability company

BY:	PANACHE USA, LLC, a New York limited liability company, Manager

	By:	/S/ JAMES DALE
James Dale, Manager

ALIBI NYC, LLC, a New York limited liability company

By:	/S/ JAMES DALE
James Dale, Manager

STATE OF FLORIDA

COUNTY OF BROWARD

The foregoing instrument was acknowledged before me this 31st day of October, 2013 by Charles T. Cassel, III, as Manager of CONSILIUM RECOVERY MASTER FUND, LLC, a limited liability company organized under the laws of the Caymen Islands. He is either ☒ personally known to me or ☐ has produced ___________________________ as identification.

/S/ MARTA C. NOVICK
Notary Public, State of Florida
Print Name: Marta C. Novick
My Commission expires: March 25, 2015

STATE OF FLORIDA

COUNTY OF MIAMI DADE

The foregoing instrument was acknowledged before me this 29th day of October, 2013 by James Dale, as President of PANACHE BEVERAGE, INC. He is either x personally known to me or o has produced ______________________________ as identification.

/S/ IAN GRUTMAN
	Notary Public, State of	Florida
	Print Name:	Ian Grutman
My Commission expires: June 8, 2016

STATE OF FLORIDA

COUNTY OF MIAMI DADE

The foregoing instrument was acknowledged before me this 29th day of October, 2013 by James Dale, as Manager of PANACHE LLC. He is either x personally known to me or o has produced _____________________________ as identification.

/S/ IAN GRUTMAN
	Notary Public, State of	Florida
	Print Name:	Ian Grutman
My Commission expires: June 8, 2016

STATE OF FLORIDA

COUNTY OF MIAMI DADE

The foregoing instrument was acknowledged before me this 29th day of October, 2013 by James Dale as Manager of Panache USA, LLC, a New York limited liability company, as Manger of ALCHEMY INTERNATIONAL, LLC, a New York limited liability company. He is either x personally known to me or o has produced ____________________________________ as identification.

/S/ IAN GRUTMAN
	Notary Public, State of	Florida
	Print Name:	Ian Grutman
My Commission expires: June 8, 2016

STATE OF FLORIDA

COUNTY OF MIAMI DADE

The foregoing instrument was acknowledged before me this 29th day of October, 2013 by James Dale as Manager of ALIBI NYC, LLC, a New York limited liability company. He is either x personally known to me or o has produced ____________________________________ as identification.

/S/ IAN GRUTMAN
	Notary Public, State of	Florida
	Print Name:	Ian Grutman
My Commission expires: June 8, 2016